Exhibit 99.2 Q1 Results Presentation May 29, 2025 1

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding our 2025 areas of focus and future initiatives, the information under 2025 Outlook, comments about Kohl's adequacy of capital resources, and statements regarding the impact of macroeconomic events and our response to such events, including tariffs. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP), including adjusted EBITDA, adjusted EBITDAR, our leverage ratio (expressed as Net Debt + Leases / EBITDAR), and adjusted free cash flow. These non-GAAP financial measures are provided as additional insight into our operational performance and do not purport to be substitutes for, or superior to net income, total debt and lease liabilities as reported on the balance sheet, or operating cash flow as measures of operating performance or liquidity. We believe these adjusted measures are useful, as they are more representative of our core business, enhance comparability across reporting periods and to industry peers, and align with the measures used by management to evaluate the Company’s performance. We caution investors that non-GAAP measures should not be viewed in isolation and should be evaluated in addition to, and not as an alternative for, our results reported in accordance with GAAP. Because companies may use different calculation methods, these measures may not be comparable to other similarly titled measures reported by other companies. A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is included in this presentation. 2

Table of Contents 2025 Areas of Focus 6 Q1 2025 Results 10 2025 Outlook 15 3

“I am honored to assume the role of Interim CEO at such an important time for our company. Kohl’s has a tremendous opportunity to build on our strong foundation of over 1,100 conveniently located stores and a large and loyal customer base. “Our first quarter performance was ahead of our expectations and the actions we are taking are starting to make progress with early signs of a positive impact. Our team is focused and motivated to deliver great products, great value, and a great shopping experience to our customers. I want to thank our amazing team of associates for their hard work and dedication. I am excited to lead this next chapter of Kohl’s and build on the momentum we have begun to generate.” INTERIM CHIEF EXECUTIVE OFFICER 4

Kohl's is building on a solid foundation Convenient Nationwide Great Product from Top Brands Omni-Channel Reach 1,153 Stores Largest department store 80% (1) chain in America of Americans live within 15 miles of a Kohl’s store 20M+ Delivering Great Value Active App Users 1,100+ (1) Sephora @ Kohl’s 60M+ 30M+ Customers Loyalty 28% Members Digital Penetration (1) Based on number of locations as of Q1 2025 All figures as of 2024 unless otherwise noted. 5

2025 AREAS OF FOCUS 6

Offer a Curated, More Balanced Assortment That Fulfills Needs Across All Customers Rebalance our assortment to provide improved brand clarity and purpose • Build on the momentum in our jewelry business with continued assortment expansion in gifting and fine jewelry • Established a petites presence in all stores with key proprietary brands like Simply Vera Vera Wang and Lauren Conrad • Focused on improving Women’s assortment to deliver more depth, reduce choice counts, and highlight our proprietary brands Build on Success of Key Growth Initiatives • Complete full chain Sephora at Kohl’s rollout with 105 new small stores in Spring 2025, building a nearly $2 billion beauty business • Accelerating investment in Impulse to an additional 613 stores in 2025, resulting in an impulse presence in nearly all stores by Q3 7

Reestablish Kohl’s as a Leader in Value and Quality Elevating our Proprietary Brands • Substantial opportunity to lean into our value oriented proprietary brands to offer more relevance, exceptional value and great quality to our customers • Sequential improvement quarter over quarter following investment into proprietary brands Enhancing our Promotional Strategy • Provide more value to customers by introducing more brand inclusion in promotional coupons • Simplify value messaging and offering compelling value through our Kohl's Rewards and Kohl's Cash programs 8

Enhance our Omni-Channel Platform to Deliver a Frictionless Experience Optimizing Our Store Layout • Optimize store layout through productivity and adjacency analyses • Improved performance and cross-shopping in Accessories & Juniors following store layout changes Restoring Trip Assurance • Provide greater depth in our high-volume items, focusing on basics and essentials businesses • Expect to make progressive improvement throughout the year as we work to realign our buying disciplines and tightly manage our inventory Increasing Our Inspiration in Stores and Online • Provide a more consistent store and digital experience so customers can easily shop Kohl's at any store or on any online platform 9

Q1 2025 RESULTS 10

Q1 2025 Summary Key Takeaways • Q1 net sales declined (4.1%) versus Q1 2024 and comparable sales declined (3.9%) • Gross Margin increased 37 bps to last year driven by category mix benefits and continued inventory management • SG&A expense declined (5.2%) benefiting from tightly managed expenses across the organization, primarily in stores, marketing, and supply chain. Additional benefit from credit expense shifting to Other Revenue • Operating income of $60 million and Net Loss of ($15 million) or ($0.13) per diluted share 11 11

(5.2%) Q1 2025 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Leveraged 32 basis points vs Q1 2024 Increased 37 bps vs Q1 2024 $1,228M 39.9% 39.5% $1,164M % Total 36.3% 36.0% Revenue Q1 2024 Q1 2025 Q1 2024 Q1 2025 Q1 2025 Gross Margin Takeaways Q1 2025 SG&A Takeaways • Category mix benefit • Lower spending in stores, marketing, and supply chain • Inventory management • Shift from Credit Expense to Other Revenue 12

Adjusted Leverage Kohl’s reset leases on the balance sheet following the investment to roll out Sephora to all of our Stores (1) Net Debt + Leases to EBITDAR Leverage Rolling 12 months as of Q1 2025 • Current Balance Sheet / Lease Accounting is inflating our (Dollars in Millions) Unadjusted Adjusted Leverage ratio (1) Adjusted EBITDA $ 1,256 $ 1,256 Rent Exp. 274 274 Adjusted EBITDAR 1,530 1,530 • The balance sheet lease liability of $5.3B currently reflects the lease Current portion of LT Debt 353 353 periods probable to be exercised, Borrowings under revolving credit facility 545 545 which averages 19 years LT Debt 1,174 1,174 Debt 2,072 2,072 • The lease payments for periods Less: Cash & Cash Equivalents (153) (153) actually exercised is $2.5B, which Net Debt 1,919 1,919 averages 5 years Net Debt / EBITDA Leverage 1.5x 1.5x Contractually obligated payments for Finance & Financing Obligation Leases Current and long-term Fin Leases & Fin Obs 2,513 1,287 • When adjusting for the actual lease Contractually obligated payments for Current and long-term Operating Leases 2,786 1,190 Operating Leases periods exercised Kohl's leverage Net Debt + Leases $ 7,218 $ 4,396 ratio is reduced to 2.9x down from the unadjusted ratio of 4.7x Net Debt + Leases / EBITDAR Leverage 4.7x 2.9x 13 (1) Adjusted EBITDA, adjusted EBITDAR, and our leverage ratio (expressed as Net Debt + Leases / EBITDAR) are non-GAAP ﬁnancial measures of liquidity. Refer to the Appendix for a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure.

Three Months Ended Consolidated Statement of Operations (Dollars in Millions) May 3, 2025 May 4, 2024 Net Sales $ 3,049 $ 3,178 Total Revenue 3,233 3,382 Gross Margin Rate 39.9% 39.5% SG&A 1,164 1,228 Depreciation 175 188 Operating Income 60 43 Interest Expense 76 83 Benefit for Income Taxes (1) (13) Net Loss (15) (27) Diluted Loss per Share ($0.13) ($0.24) Key Balance Sheet Items (Dollars in Millions) May 3, 2025 May 4, 2024 Q1 2025 $ 15 3 $ 228 Cash and Cash Equivalents Merchandise Inventories 3,137 3,083 Key Metrics Accounts Payable 1,026 1,220 Borrowings under revolving credit facility 545 355 Current portion of Long-term debt 353 — Long-term Debt 1,174 1,638 May 3, 2025 May 4, 2024 Key Cash Flow items (Dollars in Millions) Three Months Ended Three Months Ended Operating Cash Flow $ (92) $ (7) Capital Expenditures (110) (126) Free Cash Flow (202) (133) Finance lease and financing obligations (21) (21) Proceeds from obligations 3 0 (1) Adjusted Free Cash Flow $ (220) $ (154) 14 (1) Adjusted free cash ﬂow is a non-GAAP ﬁnancial measure.

2025 OUTLOOK 15

2025 Outlook Maintained METRIC FULL YEAR GUIDANCE Net Sales (5%) to (7%) vs. 2024 Comp Sales (4%) to (6%) Operating 2.2% to 2.6% Margin Diluted EPS $0.10 to $0.60 Capital Allocation Outlook • Capex: $400 million to $425 million • Dividend: $0.125 dividend payable on June 25, 2025 • Debt: Refinanced July 2025 maturities 16

Capital allocation priorities support our goals of optimizing balance sheet flexibility Invest in the Business Capex of $400MM to $425MM will include investments to complete the Sephora rollout, expand impulse queuing fixtures, and enhance omni- channel experience Optimizing Return of Cash The Board has reduced the annual cash dividend to $0.50 per share. Although we remain committed to returning capital to shareholders, this reduction allows for greater balance sheet flexibility Reduce Debt Our focus is on rebuilding our cash balance, reducing our reliance on the revolver and capitalizing on opportunities to further reduce our debt and overall leverage Share Repurchases Resume share repurchases over the long-term with excess cash flow following improvement in overall leverage 17

APPENDIX 18

Reconciliation 52 Weeks Ended May 3, 2025 (Dollars in Millions) Net Income $ 121 Provision for Income Taxes 17 Interest expense, net 312 Depreciation and amortization 730 Impairments, store closing and other costs 76 Adjusted EBITDA $ 1,256 19